POWER OF ATTORNEY

RIVERSOURCE LIFE INSURANCE COMPANY

Jason J. Poor	Shweta Jhanji
Michael J. Pelzel	Brian E. Hartert
Gene R. Tannuzzo	Gregg L. Ewing
Kevin L. Kehn	Stephen R. Wolfrath
Kara D. Sherman

Do hereby jointly and severally authorize Nicole D. Wood and Paula J. Minella to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Company pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission’s electronic disclosure system known as EDGAR or otherwise; and to file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated: April 16, 2026

/s/ Jason J. Poor	/s/ Shweta Jhanji
Jason J. Poor	Shweta Jhanji
Chairman of the Board and President	Senior Vice President and Treasurer

/s/ Michael J. Pelzel	/s/ Brian E. Hartert
Michael J. Pelzel	Brian E. Hartert
Senior Vice President – Corporate Tax	Director and Chief Financial Officer

/s/ Kevin L. Kehn	/s/ Gregg L. Ewing
Kevin L. Kehn	Gregg L. Ewing
Director, Senior Vice President and Chief Actuary	Vice President and Controller

/s/ Gene R. Tannuzzo	/s/ Stephen R. Wolfrath
Gene R. Tannuzzo	Stephen R. Wolfrath
Director	Director, Senior Vice President-Insurance and Annuities Product Development and Management

/s/ Kara D. Sherman
Kara D. Sherman
Director, Senior Vice President, National Sales Manager - Insurance

RIVERSOURCE LIFE INSURANCE COMPANY REGISTERED VARIABLE ANNUITY/LIFE

INSURANCE PRODUCTS

	1933 Act No.	1940 Act No.

Registration Statements filed on Form N-4

RiverSource Variable Annuity Account 1		811-07247

Privileged Assets Select Annuity	333-139768

RiverSource Variable Annuity Account		811-7195

RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio Plus/RiverSource Personal Portfolio	333-139757

RiverSource Preferred Variable Annuity	333-139758

Evergreen Essential Variable Annuity	333-139763/ 333-290385

Evergreen New Solutions Variable Annuity	333-139763/ 333-290385

Evergreen New Solutions Select Variable Annuity	333-139759/ 333-290381

Evergreen Pathways Variable Annuity	333-139759/ 333-290381

Evergreen Pathways Select Variable Annuity	333-139759/ 333-290381

Evergreen Privilege Variable Annuity	333-139759/ 333-290381

RiverSource AccessChoice Select Variable Annuity	333-139759/ 333-290381

RiverSource Endeavor Select Variable Annuity	333-139763/ 333-290385

RiverSource FlexChoice Variable Annuity	333-139759/ 333-290381

RiverSource FlexChoice Select Variable Annuity	333-139759/ 333-290381

RiverSource Galaxy Premier Variable Annuity	333-139761/ 333-290383

RiverSource Innovations Variable Annuity	333-139763/ 333-290385

RiverSource Innovations Classic Variable Annuity	333-139763/ 333-290385

RiverSource Innovations Classic Select Variable Annuity	333-139763/ 333-290385

RiverSource Innovations Select Variable Annuity	333-139763/ 333-290385

RiverSource New Solutions Variable Annuity	333-139763/ 333-290385

	1933 Act No.	1940 Act No.

RiverSource Pinnacle Variable Annuity	333-139761/ 333-290383

RiverSource Platinum Variable Annuity	333-139760/ 333-290382

RiverSource Signature Variable Annuity	333-139762/ 333-290384

RiverSource Signature One Variable Annuity	333-139762/ 333-290384

RiverSource Signature One Select Variable Annuity	333-139762/ 333-290384

RiverSource Signature Select Variable Annuity	333-139760/ 333-290382

Wells Fargo Advantage Variable Annuity	333-139762/ 333-290384

Wells Fargo Advantage Builder Variable Annuity	333-139762/ 333-290384

RiverSource Builder Select Variable Annuity	333-139762/ 333-290384

Wells Fargo Advantage Choice Select Variable Annuity	333-139759/ 333-290381

Wells Fargo Advantage Choice Variable Annuity	333-139759/ 333-290381

Wells Fargo Advantage Select Variable Annuity	333-139763/ 333-290385

RiverSource Account F		811-3217

RiverSource Variable Retirement & Combination Retirement Annuities	2-73114

RiverSource Employee Benefit Annuity	33-52518

RiverSource Flexible Annuity	33-4173

RiverSource Group Variable Annuity Contract	33-47302

RiverSource Variable Annuity Fund A		811-1653

RiverSource Variable Annuity Fund A	2-29081

RiverSource Variable Annuity Fund B		811-1674

RiverSource Variable Annuity Fund B - Individual	2-29358

RiverSource Variable Annuity Fund B - Group	2-47430

	1933 Act No.	1940 Act No.

RiverSource Variable Account 10		811-07355

RiverSource Flexible Portfolio Annuity	33-62407

RiverSource Retirement Advisor Variable Annuity	333-79311/ 333-290380

RiverSource Retirement Advisor Variable Annuity – Band 3	333-79311/ 333-290380

RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity	333-79311/ 333-290380

RiverSource Retirement Advisor Advantage Variable Annuity – Band 3	333-79311/ 333-290380

RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement Advisor Select Plus Variable Annuity	333-79311/ 333-290380

RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor 4 Access Variable Annuity	333-79311/ 333-290380

RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed prior to 4/30/2012)	333-79311/ 333-290380

RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after 4/30/2012 but prior to April 29, 2013)	333-179398/ 333-290375

RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after 4/29/2013 but prior to May 1, 2017)	333-186218/ 333-290376

RiverSource RAVA 5 Choice Variable Annuity	333-229360

RiverSource RAVA 5 Advantage Variable Annuity (Offered for contract applications signed on or after April 29, 2019)	333-230376/ 333-286517

RiverSource RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after June 22, 2020)	333-237302/ 333-290378

RiverSource Retirement Group Variable Annuity Contract I	333-177380/ 333-290377

RiverSource Retirement Group Variable Annuity Contract II	333-177381/ 333-290379

RiverSource RAVA Apex Variable Annuity	333-262312

	1933 Act No.	1940 Act No.

RiverSource RAVA Vista Variable Annuity	333-262313

RiverSource Account SBS		811-06315

RiverSource Symphony Annuity	33-40779

RiverSource Life Insurance Company

RiverSource Structured Solutions 2 annuity	333-282407

RiverSource Structured Solutions annuity	333-265678

Registration Statements filed on Form S-3

RiverSource Guaranteed Term Annuity/GPAs Offered Under Certain Variable Annuity Contracts	333-286516

GPAs Offered Under Certain Variable Annuity Contracts	333-286517

RiverSource Fixed Account Interests Offered Under the Group Variable Annuity Contract	333-286519

Form S-3 registration statements to be filed as necessary, for the Individual Limited Flexible Purchase Payments Deferred Index-Linked Annuity Contract including but not limited to any registration statements filed to continue the offering of, and/or register additional registration units offered by the registration statements identified above.

	1933 Act No.	1940 Act No.

Registration Statements filed on Form N-6

RiverSource Variable Life Separate Account		811-4298

RiverSource Single Premium Variable Life Insurance	333-83456

RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV – Estate Series	333-69777

RiverSource Variable Universal Life 5/RiverSource Variable Universal Life 5 – Estate Series	333-182361

RiverSource Variable Second-To-Die Life Insurance	33-62457

RiverSource Variable Universal Life Insurance	33-11165

RiverSource Variable Universal Life Insurance III	333-69777

RiverSource Succession Select Variable Life Insurance	33-62457

RiverSource Single Premium Variable Life Insurance Policy	2-97637

RiverSource Variable Universal Life 6 Insurance	333-227506

RiverSource Variable Universal Life 6 Insurance v3	333-227506

RiverSource Survivorship Variable Universal Life Insurance	333-260175

RiverSource Variable Life Account		811-09515

RiverSource Signature Variable Universal Life Insurance	333-139766

RiverSource Account for Smith Barney		811-4652

Salomon Smith Barney Life Vest Single Premium Variable Life Insurance Policy	33-5210